UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 11, 2007
GENERAL MOTORS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	1-143	38-0572515

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

300 Renaissance Center, Detroit, Michigan		48265-3000

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (313) 556-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
Press Release
Presentations by: T. Clarke and F. Henderson

ITEM 7.01 REGULATION FD DISCLOSURE
On Thursday, January 11, 2007 General Motors Corporation issued forward looking information relating to their financial objectives for 2007. The press release and the presentations are attached as Exhibit 99.1 and Exhibit 99.2, respectively.
# # #
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description	Method of Filing
99.1	Press Release

99.2	Presentations by:

T. Clarke

	F. Henderson	Attached as Exhibit
# # #
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)
Date: January 12, 2007	By:	/s/ NICK S. CYPRUS
(Nick S. Cyprus
Controller and Chief Accounting Officer)

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release

99.2	Presentations by: T. Clarke and F. Henderson